o FTGT STKP

                        SUPPLEMENT DATED JULY 1, 1998
                             TO THE PROSPECTUS OF

                       FRANKLIN TEMPLETON GLOBAL TRUST
                             dated March 1, 1998

After the close of business on June 30, 1998, the German Government and High Income Funds are closed to new investors. If you were a shareholder of record as of the close of business on June 30, 1998, you may continue to add to your account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend or capital gain distributions.

If you are an existing shareholder and you make additional investments on or after July 1, 1998, the German Government and High Income Funds will waive their front-end sales charge and Contingent Deferred Sales Charge.

Also beginning on July 1, 1998, you may exchange your shares of the German Government and High Income Funds for Class I shares of most Franklin Templeton Funds without a front-end sales charge, no matter how long you have held your shares. Although you may also redeem your shares, please keep in mind that if you sell all the shares in your account, your account will be closed and you will not be allowed to buy additional shares of the German Government and High Income Funds or to reopen your account.

We are taking this action while the Board is studying a proposal to liquidate the German Government and High Income Funds. A decision about the future of these Funds is expected during July 1998.

Please keep this supplement for future reference.